EXHIBIT (i)(2)


[LETTERHEAD OF CHAPMAN AND CUTLER]

                                       April 27, 1999


ND Tax-Free Fund, Inc.
1 North Main
Minot, North Dakota  58703


   Re:   ND Tax-Free Fund, Inc.

Gentlemen:

   We have served as counsel for the ND Tax-Free Fund, Inc. (the "Fund"), which proposes to offer and sell shares (the "Shares") in the manner and on the terms set forth in its Registration Statement filed with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended.

   In connection therewith, we have examined such pertinent records and documents and matters of law as we have deemed necessary in order to enable us to express the opinions hereinafter set forth, including the Fund's Articles of Incorporation, Bylaws, Registration Statement, votes of the Board of Directors at its organizational meeting and a certificate executed by an appropriate officer of the Fund certifying and attaching copies of, the Fund's Articles of Incorporation, Bylaws, and certain actions of the Board of Directors of the Fund authorizing the issuance of the Shares.

   In such examination, we have assumed the genuineness of all signatures, the conformity to the originals of all of the documents reviewed by us as copies, the authenticity and completeness of all original documents reviewed by us in original or copy form and the legal competence of each individual executing any document.

   Based upon the foregoing, we are of the opinion that:

   The Shares of the Fund which are currently being registered by the Registration Statement referred to above may be legally and validly issued from time to time in accordance with the Fund's Articles of Incorporation dated October 7, 1988, the Fund's Bylaws; and subject to compliance with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and applicable state laws regulating the sale of securities and the receipt by

ND Tax-Free Fund, Inc.
April 27, 1999
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the Fund of a purchase price of not less than the net asset value per share and such Shares, when so sold, will be legally issued and outstanding, fully paid and non-assessable.

   We hereby consent to the filing of this opinion as an exhibit to the Registration Statement (File No. 33-25138) relating to the Shares referred to above, to the use of our name and to the reference to our firm and said Registration Statement.

                                       Respectfully submitted,

                                       CHAPMAN AND CUTLER